UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 2, 2014 (May 1, 2014)

COVER-ALL TECHNOLOGIES INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-09228	13-2698053
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

412 Mt. Kemble Avenue, Suite 110C, Morristown, New Jersey 07960
(Address of Principal Executive Offices)

Registrant's telephone number, including area code	(973) 461-5200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.

Other Events.

Cover-All Technologies Inc. (the “Company”) announced that it has changed the composition of the members of its Compensation Committee of the Board of Directors (the “Board”).  Effective May 1, 2014, the members of its Compensation Committee are Stephen M. Mulready and Russell Cleveland.

Additionally, the Company announced that it has established, effective May 1, 2014, an Acquisitions Committee of the Board, which Committee will be responsible for identifying, evaluating and acquiring suitable targets to help the Company accelerate the execution of its strategic plans. The Acquisitions Committee consists of Manish D. Shah, Earl Gallegos and Steve Isaac.

[signature on following page]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

COVER-ALL TECHNOLOGIES INC.

Date: May 2, 2014	By:	/s/ Ann F. Massey
Ann F. Massey, Chief Financial Officer